EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying annual report on Form 10-K of Central Garden & Pet Company for the year ended September 24, 2011 (the “Report”), I, William E. Brown, Chairman and Chief Executive Officer of Central Garden & Pet Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Report complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in such Report presents, in all material respects, the financial condition and results of operations of Central Garden & Pet Company.

November 18, 2011	/s/ WILLIAM E. BROWN
William E. Brown
Chairman and Chief Executive Officer (Principal Executive Officer)